SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 1, 1998


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

          1-2918                              61-0122250
   (Commission File Number)               (I.R.S. Employer
                                           Identification No.)


 1000 Ashland Drive, Russell, Kentucky               41169
(Address of principal executive offices)            (Zip Code)


  P.O. Box 391, Ashland, Kentucky                     41114
        (Mailing Address)                           (Zip Code)


    Registrant's telephone number, including area code (606) 329-3333

    Item 2.  Acquisition or Disposition of Assets

         Effective January 1, 1998, Ashland Inc. (the "Registrant") and Marathon Oil Company ("Marathon") completed a transaction to form Marathon Ashland Petroleum LLC, a Delaware limited liability company (the "Company"). On January 2, 1998, the Registrant and Marathon jointly announced the closing of the transaction. Definitive agreements creating the venture were signed December 12, 1997. Plans to pursue the combination were announced May 15, 1997, when the parties executed a Letter of Intent. The foregoing summary of the attached January 2, 1998 press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.
         Pursuant to a Master Formation Agreement between the Registrant and Marathon; an Asset Transfer and Contribution Agreement by and among the Registrant, Marathon and the Company; a Parent Agreement by and among USX Corporation, the parent of Marathon ("USX"), Marathon and the Registrant; and certain other conveyancing documents, the Registrant and Marathon contributed the major elements of their respective petroleum supply, refining, marketing and transportation businesses to the Company in exchange for, in the case of the Registrant, a 38% ownership interest in the Company and, in the case of Marathon, a 62% ownership interest in the Company. The Registrant's and Marathon's other businesses, including their respective exploration, production and chemical businesses (other than the Registrant's refinery-produced chemicals) were not contributed to the Company. Other exclusions include the Registrant's Valvoline division and APAC construction subsidiary, along with equity investments in certain pipelines for both companies.
         In connection with the formation of the Company, the Registrant and Marathon entered into a Limited Liability Company Agreement dated as of January 1, 1998 (the "LLC Agreement"). The LLC Agreement provides that the Company will be managed by a Board of Managers consisting of the President of the Company (with no voting power), three representatives designated by Marathon, and two representatives designated by the Registrant. The LLC Agreement provides for an initial term of the Company expiring on December 31, 2022 (25 years from its formation). The term will automatically be extended for successive ten year periods unless at least two years prior to the end of a term, either the Registrant or Marathon gives notice to the other party that it wants to terminate the term of the Company.
         The foregoing description of the LLC Agreement is qualified in its entirety by reference to the provisions of such agreement, which is attached hereto as Exhibit No. 10.1
         In connection with the formation of the Company, Marathon, the Registrant, the Company and USX Corporation also entered into a Put/Call, Registration Rights and Standstill Agreement (the "Put/Call Agreement"). The Put/Call Agreement provides that at any time after December 31, 2004, Marathon will have the right to purchase from Registrant for cash, and the Registrant will have the right to sell to Marathon for cash and/or, at Marathon's option (subject to certain limitations), Marathon or USX debt or equity securities, all the Registrant's ownership interests in the Company, on the terms provided in the Put/Call Agreement. The Put/Call Agreement contains registration rights with respect to any debt or equity securities of Marathon or USX that the Registrant receives. The Put/Call Agreement also sets forth various standstill agreements between certain of the parties and limitations on each party's ability to engage in activities that are competitive with certain businesses of one or more of the other parties.
         The foregoing description of the Put/Call Agreement is qualified in its entirety by reference to the provisions of such agreement, which is attached hereto as Exhibit No. 10.2.

Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired
         Any required financial statements will be filed under cover of Form 8K/A as soon as practicable, but not later than March 17, 1998.

    (b)  Pro Forma Financial Information
         Since the Registrant has a 38% ownership interest in the Company, it will account for its investment using the equity method of accounting. Although this method of accounting has no effect on Registrant's net income or stockholders' equity, it will reduce Registrant's consolidated assets, liabilities, revenues and costs. Financial information follows with respect to the businesses contributed to the Company as of September 30, 1997, and for the year then ended.
                                                            (In millions)
FINANCIAL POSITION

Current assets                                               $       868
Investments and other assets                                          66
Property, plant and equipment                                      1,715
                                                             ------------
    Total assets                                                   2,649
Current liabilities                                                 (738)
Noncurrent liabilities                                              (186)
                                                             ------------
    Net assets                                               $     1,725
                                                             ============
RESULTS OF OPERATIONS

Revenues                                                     $     6,700
Operating income                                                     215
Net income                                                           136

         Registrant's condensed financial statements included in its Quarterly Report on Form 10-Q for the three months ending March 31, 1998 will reflect the change in accounting method for its businesses contributed to the Company, retroactive to October 1, 1997, the beginning of the Registrant's current fiscal year.
         Since the values assigned to the assets contributed to the Company by the Registrant have not yet been determined, it is impracticable to provide pro forma financial information related to the effects of the transaction at this time. Any required pro forma financial information will be filed under cover of Form-8K/A as soon as practicable, but not later than March 17, 1998.

    (c)  Exhibits
         10.1 Limited Liability Company Agreement of Marathon Ashland Petroleum LLC dated as of January 1, 1998.
         10.2 Put/Call, Registration Rights and Standstill Agreement dated as of January 1, 1998 among Marathon Oil Company, USX Corporation, Ashland Inc. and Marathon Ashland Petroleum LLC.
         99.1  Press Release dated January 2, 1998.


                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ASHLAND INC.
                                          (Registrant)



    Date:  January 16, 1998                   /s/ Thomas L. Feazell
                                        --------------------------------
                                        Name:     Thomas L. Feazell
                                        Title:    Senior Vice President,
                                                  General Counsel and Secretary

                               Exhibit Index

     Exhibit No.

         10.1 Limited Liability Company Agreement of Marathon Ashland Petroleum LLC dated as of January 1, 1998.
         10.2 Put/Call, Registration Rights and Standstill Agreement dated as of January 1, 1998 among Marathon Oil Company, USX Corporation, Ashland Inc. and Marathon Ashland Petroleum LLC.
         99.1    Press Release dated January 2, 1998.